ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

Exhibit 99.1

Alta Equipment Group Inc. Reports Fourth Quarter and Full Year 2020 Financial Results

Fourth Quarter 2020 Financial Highlights

•	Net revenues increased 65.5% year over year to $280.4 million
•	Construction and Material Handling revenue of $151.5 million and $128.9 million, respectively
•	Gross profit increased 54.1% year over year to $64.4 million
•	Net loss of $(3.2) million
•	Adjusted EBITDA* grew 27.5% to $24.6 million compared to $19.3 million last year
•	Completed two acquisitions solidifying presence in New York State and Midwest construction markets

2020 Full Year Financial Highlights

•	Net revenues increased 56.7% year over year to $873.6 million
•	Construction and Material Handling revenue of $440.0 million and $433.6 million, respectively
•	Gross profit increased 41.0% year over year to $214.5 million
•	Net loss of $(24.0) million; $22.6 million of costs incurred in connection with reverse recapitalization and acquisitions, debt extinguishment and share based incentives
•	Adjusted EBITDA* increased 20.8% to $83.0 million compared to $68.7 million last year
•	Completed seven acquisitions to expand geographic footprint and increase presence in existing markets

Livonia, MI. – March 18, 2021 – Alta Equipment Group Inc. (“Alta” or the “company”) (NYSE: ALTG), a leading provider of premium material handling and construction equipment and related services, today announced financial results for the fourth quarter and full year ended December 31, 2020. Note that Alta’s “Material Handling” segment was previously reported as the “Industrial” segment.

CEO Comment:

Ryan Greenawalt, Chief Executive Officer of Alta, said “Our strong fourth quarter operating performance and financial results capped off an incredibly successful year for Alta. In the fourth quarter, we saw continued improvement in our Material Handling and Construction businesses as our recovery from the pandemic continues to take hold. Labor utilization improved over the third quarter and the demand for rental equipment rebounded. In looking at the full year, we were able to persevere in a difficult and unprecedented time through the dexterity of our business model and operational discipline. We were also able to complete seven accretive acquisitions that increased our existing market presence, expanded our product lines and OEM relationships, and complemented our organic growth.”

Mr. Greenawalt continued, “We’re encouraged by the positive trends in customer demand. We’ve re-branded our Material Handling business and added new services that will enable us to uniquely serve the fast-growing warehousing and logistics end markets. We believe the investments we made in technology, products, and people, combined with structural tailwinds in infrastructure and e-commerce, position us well to deliver increased financial results in 2021.”

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

	Three months ended December 31,		Increase (Decrease) 2020 versus 2019		Years ended December 31,		Increase (Decrease) 2020 versus 2019
	2020	2019			2020	2019
Revenues:
New and used equipment sales	$135.1	$77.5	$57.6	74.3%	$410.3	$244.6	$165.7	67.7%
Parts sales	37.3	22.7	14.6	64.3%	129.6	82.7	46.9	56.7%
Service revenue	34.4	25.5	8.9	34.9%	128.5	92.7	35.8	38.6%
Rental revenue	35.4	28.3	7.1	25.1%	118.8	95.2	23.6	24.8%
Rental equipment sales	38.2	15.4	22.8	148.1%	86.4	42.2	44.2	104.7%
Net revenue	$280.4	$169.4	$111.0	65.5%	$873.6	$557.4	$316.2	56.7%

Cost of revenues:
New and used equipment sales	116.1	68.8	47.3	68.7%	356.4	215.4	141.0	65.5%
Parts sales	25.8	14.7	11.1	75.5%	89.1	54.1	35.0	64.7%
Service revenue	13.6	10.3	3.3	32.0%	49.5	34.6	14.9	43.1%
Rental revenue	5.4	6.1	(0.7)	-11.5%	20.2	17.5	2.7	15.4%
Rental depreciation and amortization	21.3	14.4	6.9	47.9%	68.4	47.3	21.1	44.6%
Rental equipment sales	33.8	13.3	20.5	154.1%	75.5	36.4	39.1	107.4%
Cost of revenue	$216.0	$127.6	$88.4	69.3%	$659.1	$405.3	$253.8	62.6%

Gross profit	$64.4	$41.8	$22.6	54.1%	$214.5	$152.1	$62.4	41.0%
Total general and administrative expenses	64.9	43.0	21.9	50.9%	222.6	140.4	82.2	58.5%
(Loss) income from operations	$(0.5)	$(1.2)	$0.7	(58.3)%	$(8.1)	$11.7	$(19.8)	(169.2)%
Total other income (expense)	$(5.9)	$(4.6)	$(1.3)	28.3%	$(22.5)	$(47.1)	$24.6	(52.2)%
Loss before taxes	$(6.4)	$(5.8)	$(0.6)	10.3%	$(30.6)	$(35.4)	$4.8	(13.6)%
Income tax benefit	(3.2)	—	(3.2)	NA	(6.6)	—	(6.6)	NA
Net loss	$(3.2)	$(5.8)	$2.6	(44.8)%	$(24.0)	$(35.4)	$11.4	(32.2)%

Fourth Quarter and Recent Business Highlights:

•

The Company completed the acquisition of the construction dealership assets of Vantage Equipment, LLC on December 31, 2020. Vantage Equipment is a construction equipment dealer operating in Batavia, Syracuse and Albany, New York. The addition of Vantage strengthens Alta’s presence in New York state and complements Liftech which serves the Upstate New York material handling market.

•	On October 30, 2020, Alta completed the acquisition of Howell Tractor and Equipment, LLC, a heavy construction equipment dealer serving Northern Illinois and Northwest Indiana.
•	For the full year, product support revenue, represented by parts and service revenues, grew 47.1% over the prior year providing Alta with a steady flow of high margin recurring revenue.
•	The Company continued to add skilled service technicians during the second half of the year and ended 2020 with approximately 900 technicians, around a 40% increase over the prior year.

Acquisition Activity in 2020:

•

Alta completed a total of seven acquisitions across the Material Handling and Construction businesses in 2020 that were consistent with the Company’s growth strategy of further penetrating existing markets, expanding its geographic footprint, and increasing its product lines and OEM relationships.

Conference Call Information:

Alta will discuss its fourth quarter and full year 2020 results via live webcast and teleconference today at 5:00 p.m. Eastern Time. A live webcast of the call can be found on the investor relations portion of the company's website at https://Investors.altaequipment.com. For a live audio teleconference, please dial (844) 543-5487 (domestic), or (825) 312-2330 (international), with conference ID # 6818648 to access the conference call at least five minutes prior to the 5:00 p.m. Eastern Time start time. Once connected with the operator, request access to the Alta Equipment Group Fourth Quarter and Full Year 2020 Earnings Call.

A live replay of the call will also be available on the investor relations portion of the company's website at https://Investors.altaequipment.com. An audio replay will be available between 8:00 p.m. Eastern Time, March 18, 2021, and 12:59 p.m. Eastern Time, April 1, 2021 by calling (800) 585-8367, or (416) 621-4642, with conference ID # 6818648.

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

Additionally, supplementary presentation slides will be accessible on the “Investor Relations” section of the Company’s website at https://Investors.altaequipment.com.

About Alta Equipment Group Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other material handling and construction equipment. Alta has operated as an equipment dealership for 36 years and has developed a branch network that includes 55 total locations across Michigan, Illinois, Indiana, New England, New York, Virginia and Florida. Alta offers its customers a one-stop-shop for their equipment needs through its broad, industry-leading product portfolio. More information can be found at www.altaequipment.com.

Forward Looking Statements

This presentation includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: our future financial performance; our plans for expansion and acquisitions; and changes in our strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: 1) the impact of the COVID-19 outbreak or future epidemics on our business, including the potential for facility closures or work stoppages, supply chain disruptions, negative impacts on customer payment policies and adverse banking and governmental regulations, resulting in a potential reduction to the fair value of our assets; (2) federal, state, and local budget uncertainty, especially as it relates to infrastructure projects; (3) the performance and financial viability of key suppliers, contractors, customers, and financing sources; (4) economic, industry, business and political conditions including their effects on governmental policy and government actions that disrupt our supply chain or sales channels;  (5) our success in identifying acquisition targets and integrating acquisitions; our success in expanding into and doing business in additional markets; (6) our ability to raise capital at favorable terms; (7) the competitive environment for our products and services; (8) our ability to continue to innovate and develop new business lines; (9) our ability to attract and retain key personnel, including, but not limited to, skilled technicians; (10) our ability to maintain our listing on The New York Stock Exchange; (11) the impact of cyber or other security threats or other disruptions to our businesses; (12) our ability to realize the anticipated benefits of acquisitions or divestitures, rental fleet investments or internal reorganizations; and (13) other risks and uncertainties identified in this presentation or indicated from time to time in the section entitled “Risk Factors” in our annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (the “SEC”). We caution that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

*Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), we disclose non-GAAP financial measures, including Adjusted EBITDA, in this press release because we believe they are useful performance

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

measures that assist in an effective evaluation of our operating performance when compared to our peers, without regard to financing methods or capital structure. We believe such measures are useful for investors and others in understanding and evaluating our operating results in the same manner as our management. However, such measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, adjustments for certain one-time or non-recurring items and other adjustments. We exclude these items from net income (loss) in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from Adjusted EBITDA. Our computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. For a reconciliation of non-GAAP measures to their most comparable measures under GAAP, please see the table entitled “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Contacts

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share amounts)	December 31, 2020	December 31, 2019
ASSETS
CURRENT ASSETS
Cash	$1.2	$—
Accounts receivable, net	137.8	101.2
Inventories, net	229.0	137.2
Prepaid expenses and other current assets	13.6	5.7
Total current assets	381.6	244.1
PROPERTY AND EQUIPMENT, NET	311.9	196.5
OTHER ASSETS
Goodwill	24.3	8.6
Intangible assets, net	26.3	3.0
Other assets	2.1	2.0
Total other assets	52.7	13.6
TOTAL ASSETS	$746.2	$454.2
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Lines of credit	$157.7	$72.5
Floor plan payable — new equipment	127.6	87.7
Floor plan payable — used and rental equipment	29.8	112.5
Current portion of long-term debt	7.8	7.1
Accounts payable	58.9	31.1
Customer deposits	9.3	7.2
Accrued expenses	30.1	16.0
Other current liabilities	13.1	9.3
Total current liabilities	434.3	343.4
LONG-TERM LIABILITIES
Long-term debt, net of current portion	135.0	86.5
Capital lease obligations, net of current portion	0.6	1.4
Buyback residual obligations, net of current portion	0.7	0.7
Guaranteed purchase obligation, net of current portion	6.9	9.0
Lease liability, net of current portion	2.5	3.7
Other liabilities	9.3	3.1
Warrant liability	—	29.6
TOTAL LIABILITIES	$589.3	$477.4
STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, 1,200,000 Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share, issued and outstanding at December 31, 2020, no shares issued and outstanding at December 31, 2019	—	—
Common stock, $0.0001 par value, 200,000,000 shares authorized; 30,018,502 issued and outstanding at December 31, 2020, $0.01 par value, 7,300,000 issued and outstanding at December 31, 2019	—	—
Additional paid-in capital	216.2
Treasury stock	(5.9)
Accumulated deficit	(53.4)	(23.2)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	156.9	(23.2)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$746.2	$454.2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$746.2	$454.2

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
(in millions, except share and per share amounts)	2020	2019
Revenues:
New and used equipment sales	$410.3	$244.6
Parts sales	129.6	82.7
Service revenue	128.5	92.7
Rental revenue	118.8	95.2
Rental equipment sales	86.4	42.2
Net revenue	$873.6	$557.4
Cost of revenues:
New and used equipment sales	356.4	215.4
Parts sales	89.1	54.1
Service revenue	49.5	34.6
Rental revenue	20.2	17.5
Rental depreciation	68.4	47.3
Rental equipment sales	75.5	36.4
Cost of revenue	$659.1	$405.3
Gross profit	$214.5	$152.1
General and administrative expenses	216.0	137.6
Depreciation and amortization expense	6.6	2.8
Total general and administrative expenses	222.6	140.4
(Loss) income from operations	$(8.1)	$11.7
Other income (expense)
Interest expense, floor plan payable — new equipment	(2.3)	(2.9)
Interest expense — other	(21.5)	(17.6)
Other income	8.9	1.3
Change in fair market value of warrants	—	(27.9)
Loss on extinguishment of debt	(7.6)	—
Total other income (expense)	$(22.5)	$(47.1)
Loss before taxes	$(30.6)	$(35.4)
Income tax benefit	(6.6)	—
Net loss	$(24.0)	$(35.4)

Basic and diluted loss per share	$(0.90)	$(4.84)
Basic and diluted weighted average common shares outstanding	26,612,982	7,300,000

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(amounts in millions)	2020	2019
OPERATING ACTIVITIES
Net loss	$(24.0)	$(35.4)
Adjustments to reconcile net income (loss) to net cash flows provided by operating activities:
Depreciation and amortization	75.0	50.1
Amortization of debt discount and debt issuance costs	1.8	1.0
Imputed interest	0.1	—
Gain on sale of assets	—	(0.1)
Gain on sale of rental equipment	(10.9)	(5.8)
Inventory obsolescence	1.0	0.8
Provision for bad debt	4.3	1.8
Loss on debt extinguishment	7.6	—
(Repayment) accrual of paid-in-kind interest	(11.2)	6.5
Change in fair value of warrants	—	27.9
Share-based payment	6.7	—
Changes in deferred rent	1.0	—
Changes in deferred taxes	(6.6)	—
Changes in:
Accounts receivable	(1.5)	(23.2)
Inventories	(140.8)	(72.2)
Proceeds from sale of rental equipment	86.4	42.2
Prepaid expenses and other assets	(5.3)	(2.0)
Proceeds from floor plans with manufacturers	338.1	213.9
Payments under floor plans with manufacturers	(376.1)	(230.4)
Accounts payable, accrued expenses, customer deposits, and other current liabilities	14.4	18.8
Leases and other liabilities	1.6	0.6
Net cash used in operating activities	$(38.4)	$(5.5)
INVESTING ACTIVITIES
Proceeds from the sale of assets	1.4	0.1
Expenditures for rental equipment	(41.5)	(19.6)
Expenditures for property and equipment	(4.4)	(2.7)
Expenditures for acquisitions, net of cash acquired	(180.0)	(65.6)
Net cash used in investing activities	$(224.5)	$(87.8)
FINANCING ACTIVITIES
Expenditures for debt issuance costs	(2.7)	(0.1)
Extinguishment of floor plans and line of credit	(132.9)	—
Extinguishment of long-term debt	(82.0)	—
Redemption of former shareholder notes payable	(6.7)	—
Extinguishment of warrant liability	(29.6)	—
Proceeds from lines of credit	428.7	182.7
Payments under lines of credit	(262.6)	(138.0)
Proceeds from floor plans with unaffiliated source	87.7	119.8
Payments under floor plans with unaffiliated source	(80.9)	(79.7)
Proceeds from issuance of long-term debt, net	149.4	20.0
Payments on long-term debt	(6.8)	(12.0)
Payments on capital lease obligations	(1.1)	(0.9)
Equity proceeds from reverse recapitalization, net	175.7	—
Proceeds from disgorgement of short swing profits	1.6	—
Proceeds from issuance of common stock, net	4.0	—
Proceeds from issuance of preferred stock, net	28.2	—
Repurchases of common stock	(5.9)	—
Net cash provided by financing activities	$264.1	$91.8
NET CHANGE IN CASH	1.2	(1.5)

Cash, Beginning of year	—	1.5
Cash, End of year	$1.2	$—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$29.3	$13.2
Non-cash investing and financing activities:
Equipment acquired through capital lease	$—	$0.1

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Three months ended December 31,		Years ended December 31,
(amounts in millions)	2020	2019	2020	2019
Net loss	$(3.2)	$(5.8)	$(24.0)	$(35.4)
Depreciation and amortization	23.4	15.2	75.0	50.1
Interest expense	6.1	5.4	23.8	20.5
Income tax benefit	(3.2)	—	(6.6)	—
EBITDA (1)	$23.1	$14.8	$68.2	$35.2
Change in fair value of warrants (2)	—	(0.4)	—	27.9
Transaction costs (3)	1.0	3.9	4.9	4.3
Loan administration fees (4)	0.1	0.1	0.4	0.4
Loss on auction sale (5)	—	1.1	—	1.1
Non-cash adjustments (6)	0.3	0.2	1.0	1.7
Loss on debt extinguishment (7)	—	—	7.6	—
Share-based incentives (8)	0.3	—	10.1	—
Other expenses (9)	0.5	0.1	0.9	0.2
Insurance proceeds (10)	—	—	(8.0)	—
Showroom-ready floorplan interest expense (11)	(0.7)	(0.5)	(2.1)	(2.1)
Adjusted EBITDA (1)	$24.6	$19.3	$83.0	$68.7
Pro Forma EBITDA—Acquisitions (12)	1.6	9.6	15.7	43.8
Adjusted Pro Forma EBITDA (1)	$26.2	$28.9	$98.7	$112.5

(1)	Represents Non-GAAP measure
(2)	Represents mark to market valuation for warrants
(3)	Includes expenses related to the acquisitions, both completed and pending, and public company preparation costs
(4)	Debt administration expenses associated with debt refinancing activities in May 2019 and February 2020 in connection with the business combination
(5)	Includes loss associated to auction of used equipment in October 2019
(6)	Non-cash adjustments related to deferred rent expenses
(7)	Represents expenses of debt extinguishments related to refinancing activities relating to the business combination in February 2020
(8)	Reflects equity-based compensation expenses related to refinancing activities in February 2020 and Restricted Stock Unit expense in 2020
(9)	Other expenses primarily related to severance payments
(10)	Key-man life insurance proceeds
(11)	Represents interest expense associated with showroom-ready new and used floorplan equipment interest included in total interest expense above
(12)	Pro forma EBITDA of NITCO, Flagler, Liftech, PeakLogix, Hilo, Martin, Howell, and Vantage for periods in 2019 and forward, assuming each was acquired as of January 1, 2019